----------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): November 1, 2000


                               IndyMac ABS, Inc.
       (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2000, providing for the issuance of the
       IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust,
          Series SPMD 2000-C Home Equity Mortgage Loan Asset-Backed
                       Certificates, Series SPMD 2000-C
                               IndyMac ABS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)


           Delaware               333-47158             95-4685267
           -----------         ------------------      ---------------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
       of Incorporation)           File Number)        Identification No.)


      155 North Lake Avenue
      Pasadena, California                                    91101
      --------------------                                    -----
     (Address of Principal                                  (Zip Code)
       Executive Offices)

  Registrant's telephone number, including area code (800) 669-2300
                                                     -----

    ---------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Description of the Certificates and the Mortgage Pool*
------------------------------------------------------

     On November 21, 2000, IndyMac ABS, Inc. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of November 1, 2000 (the "Agreement"), by and among the Depositor, IndyMac, Inc. ("IndyMac"), as seller (the "Seller") and as master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), providing for the issuance of the Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2000-C (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Mortgage Loan Statistics
------------------------

The following tables describe characteristics of the mortgage loans included in the trust fund as of the cut-off date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-off date. The sum of the columns may not equal the respective totals due to rounding.

Combined Original Loan-to-Value Ratios - Loan Group 1

                                                                  Aggregate          Percent of
Original Loan-to-Value Ratios or Combined      Number Of          Principal           Aggregate
Original Loan-to-Value Ratios                  Mortgage            Balance            Principal
(as applicable) (%)                              Loans           Outstanding           Balance
-----------------------------------------      --------          -----------         ----------
60.00% or Less                                    150            14,267,177.65          8.65
60.01% to 65.00%                                   53             6,362,990.89          3.86
65.01% to 70.00%                                  137            12,575,916.62          7.63
70.01% to 75.00%                                  213            23,392,465.21         14.19
75.01% to 80.00%                                  426            47,128,131.07         28.59
80.01% to 85.00%                                  139            15,982,757.03          9.69
85.01% to 90.00%                                  387            36,706,930.19         22.27
90.01% to 95.00%                                  115             8,251,456.87          5.01
95.01% to 100.00%                                   6               188,716.04          0.11

TOTAL                                           1,626           164,856,541.57        100.00



Original Terms to Maturity - Loan Group 1

                                                Aggregate          Percent of
                             Number Of          Principal           Aggregate
Original Terms to Maturity   Mortgage            Balance            Principal
(Months)                       Loans           Outstanding           Balance
--------                       -----           -----------           -------
61 to 120                           1                29,406.84          0.02
121 to 180                        368            20,052,358.47         12.16
181 to 240                         30             2,642,276.42          1.60
301 to 360                      1,227           142,132,499.84         86.22

TOTAL                           1,626           164,856,541.57        100.00



Remaining Terms to Maturity - Loan Group 1

                                                 Aggregate       Percent of
                          Number Of              Principal        Aggregate
Remaining Terms to         Mortgage                Balance         Principal
Maturity (Months)           Loans               Outstanding        Balance
--------                    -----               -----------        -------
61 to 120                        1                29,406.84          0.02
121 to 180                     368            20,052,358.47         12.16
181 to 240                      30             2,642,276.42          1.60
301 to 360                   1,227           142,132,499.84         86.22

TOTAL                        1,626           164,856,541.57        100.00

Mortgage Rates - Loan Group 1

                                           Aggregate   Percent of
                              Number Of    Principal    Aggregate
                              Mortgage     Balance      Principal
 Mortgage Rates (%)           Loans        Outstanding   Balance
 ------------------           ---------    -----------  ---------
  7.751 to  8.000                 2         168,025.01    0.10
  8.001 to  8.250                 1         199,614.77    0.12
  8.501 to  8.750                 3         216,229.36    0.13
  8.751 to  9.000                 6       1,048,850.60    0.64
  9.001 to  9.250                17       1,720,262.17    1.04
  9.251 to  9.500                33       3,177,593.44    1.93
  9.501 to  9.750                60       7,470,766.18    4.53
  9.751 to 10.000               104      12,300,045.58    7.46
 10.001 to 10.250               123      14,209,936.86    8.62
 10.251 to 10.500               153      16,579,023.15   10.06
 10.501 to 10.750               189      20,932,785.19   12.70
 10.751 to 11.000               177      17,511,322.28   10.62
 11.001 to 11.250               122      12,241,106.30    7.43
 11.251 to 11.500               143      15,386,190.59    9.33
 11.501 to 11.750               107       9,447,363.69    5.73
 11.751 to 12.000               111      10,565,343.76    6.41
 12.001 to 12.250                66       5,944,127.31    3.61
 12.251 to 12.500                54       4,972,352.19    3.02
 12.501 to 12.750                46       3,240,488.57    1.97
 12.751 to 13.000                35       2,501,617.10    1.52
 13.001 to 13.250                20       1,021,098.13    0.62
 13.251 to 13.500                14       1,193,702.62    0.72
 13.501 to 13.750                16         927,661.36    0.56
 13.751 to 14.000                10         802,546.75    0.49
 14.001 to 14.250                 8         606,073.50    0.37
 14.251 to 14.500                 3         322,485.21    0.20
 14.501 to 14.750                 1          90,943.21    0.06
 14.751 to 15.000                 2          58,986.69    0.04

 TOTAL                        1,626     164,856,541.57  100.00

Current Mortgage Loan Principal Balance - Loan Group 1

                                           Aggregate   Percent of
 Range of Current             Number Of    Principal    Aggregate
 Mortgage Loan                Mortgage     Balance      Principal
 Principal Balance            Loans        Outstanding   Balance
 -----------------            ---------    -----------  ---------
       0.01 to  50,000.00       463      16,242,200.15    9.85
  50,000.01 to 100,000.00       603      43,992,942.66   26.69
 100,000.01 to 150,000.00       255      31,274,439.30   18.97
 150,000.01 to 200,000.00       139      24,296,251.02   14.74
 200,000.01 to 250,000.00        68      15,159,953.62    9.20
 250,000.01 to 300,000.00        48      13,330,190.00    8.09
 300,000.01 to 350,000.00        13       4,233,543.22    2.57
 350,000.01 to 400,000.00        12       4,494,025.07    2.73
 400,000.01 to 450,000.00         9       3,856,529.19    2.34
 450,000.01 to 500,000.00        14       6,776,861.66    4.11
 550,000.01 to 600,000.00         2       1,199,605.68    0.73

 TOTAL                        1,626     164,856,541.57  100.00

Occupancy Types - Loan Group 1

                              Aggregate    Percent of
                 Number Of    Principal    Aggregate
 Occupancy       Mortgage     Balance      Principal
 Type            Loans        Outstanding   Balance
 ---------       ---------    -----------  ----------
 Investor          128      10,468,008.20    6.35
 Primary Home    1,486     152,912,842.52   92.76
 Second Home        12       1,475,690.85    0.90

 TOTAL           1,626     164,856,541.57  100.00


State Distribution of Mortgaged Properties - Loan Group 1

                                  Aggregate    Percent of
                     Number Of    Principal    Aggregate
                     Mortgage     Balance      Principal
 State               Loans        Outstanding   Balance
 -----               --------     -----------  -----------
 Alabama                 1          58,500.00    0.04
 Alaska                  4         263,135.92    0.16
 Arizona                23       1,913,738.31    1.16
 Arkansas                7         491,251.78    0.30
 California            308      29,386,435.06   17.83
 Colorado               46       5,841,405.58    3.54
 Connecticut            28       4,543,518.67    2.76
 Delaware                4         284,331.31    0.17
 Florida               100       8,775,264.92    5.32
 Georgia                53       4,707,828.09    2.86
 Hawaii                  6         795,987.76    0.48
 Idaho                  13         890,003.77    0.54
 Illinois               15       1,430,730.61    0.87
 Indiana                12         786,980.25    0.48
 Iowa                    6         460,840.18    0.28
 Kansas                  8         577,572.63    0.35
 Kentucky               10         697,027.05    0.42
 Louisiana              14       1,460,603.69    0.89
 Maine                   3         142,504.22    0.09
 Maryland               16       2,305,775.90    1.40
 Massachusetts          36       5,062,269.75    3.07
 Michigan               48       4,018,328.71    2.44
 Minnesota              23       2,169,636.08    1.32
 Mississippi            13         954,342.37    0.58
 Missouri               18       1,170,172.09    0.71
 Montana                 2         114,757.03    0.07
 Nebraska                6         469,190.79    0.28
 Nevada                 18       1,979,274.14    1.20
 New Hampshire           4         597,540.49    0.36
 New Jersey             62       9,887,171.03    6.00
 New Mexico             12         877,309.40    0.53
 New York              206      29,914,383.12   18.15
 North Carolina         61       4,864,039.56    2.95
 Ohio                   29       2,431,561.95    1.47
 Oklahoma               27       2,330,303.16    1.41
 Oregon                 14         980,113.49    0.59
 Pennsylvania           46       4,160,559.37    2.52
 Rhode Island            3         231,985.21    0.14
 South Carolina        107       7,836,297.91    4.75
 Tennessee              34       2,035,702.87    1.23
 Texas                  75       6,483,767.53    3.93
 Utah                   23       2,287,760.22    1.39
 Vermont                 9         936,656.61    0.57
 Virginia               21       2,627,315.37    1.59
 Washington             20       1,986,547.53    1.21
 Washington DC           8         629,638.95    0.38
 West Virginia           6         260,298.81    0.16
 Wisconsin              14       1,412,500.53    0.86
 Wyoming                 4         333,681.80    0.20

 TOTAL               1,626     164,856,541.57  100.00


Purpose of Mortgage Loans - Loan Group 1

                                         Aggregate   Percent of
                            Number Of    Principal    Aggregate
                            Mortgage     Balance      Principal
 Loan Purpose               Loans        Outstanding   Balance
 -------------              ---------    -----------  ----------
 Purchase                     635      66,394,448.88   40.27
 Refinance(Rate Or Term)      257      24,268,429.53   14.72
 Refinance(cash-out)          734      74,193,663.16   45.00

 TOTAL                      1,626     164,856,541.57  100.00



Documentation Programs for Mortgage Loans - Loan Group 1

                                           Aggregate    Percent of
                              Number Of    Principal    Aggregate
 Type of                      Mortgage     Balance      Principal
 Documentation Program        Loans        Outstanding   Balance
 ---------------------        -----        -----------  ----------
 Full/Alternate Documention   1,064     101,513,031.09   61.58
 No Doc                          47       3,330,717.21    2.02
 No Ratio                        88       9,935,488.27    6.03
 Reduced Documentation          427      50,077,305.00   30.38

 TOTAL                        1,626     164,856,541.57  100.00



Type of Mortgaged Properties - Loan Group 1

                                                Aggregate   Percent of
                                   Number Of    Principal    Aggregate
                                   Mortgage     Balance      Principal
 Property Type                     Loans        Outstanding   Balance
 -------------                     ---------    -----------  ----------
 2 unit                               66       8,633,062.48    5.24
 3 unit                               21       2,717,833.10    1.65
 4 unit                               19       2,342,220.76    1.42
 Cooperative Unit                     30       1,943,228.91    1.18
 High Rise Condominium                 5         331,135.84    0.20
 Low Rise Condominium                 55       3,900,742.81    2.37
 Manufactured Home                   294      20,582,865.33   12.49
 Planned Unit Development (PUD)       87       9,226,879.86    5.60
 Single Family or Deminimus PUD    1,022     112,602,566.53   68.30
 Townhouse                            27       2,576,005.95    1.56

 TOTAL                             1,626     164,856,541.57  100.00



Credit Levels for Mortgage Loans - Loan Group 1

                            Aggregate   Percent of
              Number Of     Principal    Aggregate
Credit        Mortgage      Balance      Principal
Level          Loans        Outstanding   Balance
-------       --------   -------------  -----------
 1+             291      42,189,469.21   25.59
 1              593      65,404,445.99   39.67
 2              254      27,575,493.32   16.73
 3              136      10,986,587.60    6.66
 4               51       3,485,907.98    2.11
 0 (1)          301      15,214,637.47    9.23

 TOTAL        1,626     164,856,541.57  100.00

(1) All of the loan group 1 initial mortgage loans with a credit level of 0 are second lien mortgage loans.

Original Loan-to-Value Ratios - Loan Group 2

                                           Aggregate   Percent of
                              Number Of    Principal    Aggregate
 Original Loan-to-Value       Mortgage     Balance      Principal
 Ratios (%)                   Loans        Outstanding   Balance
 ----------------------       --------     -----------  ----------
  60.00% or Less                103      14,165,372.67    5.49
  60.01% to  65.00%              59      10,271,982.37    3.98
  65.01% to  70.00%             144      20,781,639.98    8.06
  70.01% to  75.00%             264      35,576,076.50   13.80
  75.01% to  80.00%             567      77,513,840.30   30.06
  80.01% to  85.00%             153      22,812,396.63    8.85
  85.01% to  90.00%             387      54,210,610.18   21.02
  90.01% to  95.00%             174      22,542,319.17    8.74

 TOTAL                        1,851     257,874,237.80  100.00

Original Terms to Maturity - Loan Group 2

                                           Aggregate   Percent of
                              Number Of    Principal    Aggregate
 Original Term to             Mortgage     Balance      Principal
 Maturity (Months)            Loans        Outstanding   Balance
 -----------------            --------     ----------- ------------
 301 - 360                    1,851     257,874,237.80  100.00

 TOTAL                        1,851     257,874,237.80  100.00

Remaining Terms to Maturity - Loan Group 2

                                           Aggregate   Percent of
                              Number Of    Principal    Aggregate
 Remaining Term to            Mortgage     Balance      Principal
 Maturity (Months)            Loans        Outstanding   Balance
 -----------------            ---------    ----------- -----------
 301 - 360                    1,851     257,874,237.80  100.00

 TOTAL                        1,851     257,874,237.80  100.00

Current Mortgage Rates - Loan Group 2

                                           Aggregate   Percent of
                              Number Of    Principal    Aggregate
                              Mortgage     Balance      Principal
Current Mortgage Rates (%)    Loans        Outstanding   Balance
 ------------------------     ---------    ----------- ------------
  7.751 to  8.000                 1          92,226.99    0.04
  8.001 to  8.250                 2         426,720.68    0.17
  8.251 to  8.500                 7       1,036,836.92    0.40
  8.501 to  8.750                18       3,160,672.12    1.23
  8.751 to  9.000                48       7,755,951.66    3.01
  9.001 to  9.250                69      11,933,789.51    4.63
  9.251 to  9.500               110      19,034,554.95    7.38
  9.501 to  9.750               179      29,165,568.96   11.31
  9.751 to 10.000               242      35,541,792.95   13.78
 10.001 to 10.250               164      23,656,306.89    9.17
 10.251 to 10.500               217      29,844,705.62   11.57
 10.501 to 10.750               191      26,368,391.77   10.23
 10.751 to 11.000               132      16,374,047.38    6.35
 11.001 to 11.250               108      13,901,142.90    5.39
 11.251 to 11.500                96      12,358,948.55    4.79
 11.501 to 11.750                58       5,962,477.83    2.31
 11.751 to 12.000                54       7,302,252.62    2.83
 12.001 to 12.250                22       1,666,653.72    0.65
 12.251 to 12.500                45       5,362,795.02    2.08
 12.501 to 12.750                14       1,009,621.86    0.39
 12.751 to 13.000                23       2,066,417.94    0.80
 13.001 to 13.250                12         879,097.56    0.34
 13.251 to 13.500                34       2,639,231.84    1.02
 13.501 to 13.750                 2         213,270.95    0.08
 13.751 to 14.000                 1          45,464.41    0.02
 14.001 to 14.250                 1          29,176.78    0.01
 14.251 to 14.500                 1          46,119.42    0.02

 TOTAL                        1,851     257,874,237.80  100.00

Current Mortgage Loan Principal Balance - Loan Group 2

                                           Aggregate   Percent of
 Range of Current             Number Of    Principal    Aggregate
 Mortgage Loan                Mortgage     Balance      Principal
 Principal Balance            Loans        Outstanding   Balance
 -----------------            ---------    ----------- ------------
       0.01 to  50,000.00       148       5,809,379.48    2.25
  50,000.01 to 100,000.00       644      49,217,291.55   19.09
 100,000.01 to 150,000.00       460      56,800,568.74   22.03
 150,000.01 to 200,000.00       249      43,367,608.31   16.82
 200,000.01 to 250,000.00       148      33,035,605.27   12.81
 250,000.01 to 300,000.00       103      28,071,734.97   10.89
 300,000.01 to 350,000.00        27       8,806,533.52    3.42
 350,000.01 to 400,000.00        26       9,775,733.03    3.79
 400,000.01 to 450,000.00        11       4,640,670.97    1.80
 450,000.01 to 500,000.00        30      14,489,369.75    5.62
 500,000.01 to 550,000.00         1         502,300.31    0.19
 Greater than 600,000.00          4       3,357,441.90    1.30

 TOTAL                        1,851     257,874,237.80  100.00

Occupancy Types - Loan Group 2

                              Aggregate   Percent of
                 Number Of    Principal    Aggregate
                 Mortgage     Balance      Principal
 Occupancy Type  Loans        Outstanding   Balance
 --------------  --------     ----------- -----------
 Investor          131      13,208,861.96    5.12
 Primary Home    1,706     243,059,091.20   94.25
 Second Home        14       1,606,284.64    0.62

 TOTAL           1,851     257,874,237.80  100.00



State Distribution of Mortgaged Properties - Loan Group 2

                                  Aggregate   Percent of
                     Number Of    Principal    Aggregate
                     Mortgage     Balance      Principal
 State or Territory  Loans        Outstanding   Balance
 ------------------  ----------   ----------- ------------
 Alabama                 5         493,010.92    0.19
 Alaska                  4         522,659.52    0.20
 Arizona                61       6,729,743.56    2.61
 Arkansas                8         631,057.45    0.24
 California            331      67,031,345.95   25.99
 Colorado               80      11,868,798.02    4.60
 Connecticut            33       5,623,907.23    2.18
 Delaware                2         142,460.77    0.06
 Florida                76       8,800,036.26    3.41
 Georgia                41       5,244,871.51    2.03
 Hawaii                  4         778,127.42    0.30
 Idaho                  18       2,029,467.72    0.79
 Illinois               44       6,701,450.61    2.60
 Indiana                 6         564,833.14    0.22
 Iowa                   61       4,024,382.13    1.56
 Kansas                 17       1,266,089.09    0.49
 Kentucky                3         221,907.89    0.09
 Louisiana               9       1,027,465.47    0.40
 Maine                   4         355,281.18    0.14
 Maryland               33       5,249,629.85    2.04
 Massachusetts          53       8,435,338.11    3.27
 Michigan               57       6,600,415.77    2.56
 Minnesota              44       4,953,324.01    1.92
 Mississippi            12         810,172.25    0.31
 Missouri               54       4,536,948.27    1.76
 Montana                 4         385,967.00    0.15
 Nebraska                3         274,091.22    0.11
 Nevada                 23       2,753,404.27    1.07
 New Hampshire           6         735,888.14    0.29
 New Jersey            124      20,039,054.52    7.77
 New Mexico             19       1,802,458.88    0.70
 New York               71      13,859,416.02    5.37
 North Carolina        102      10,030,646.43    3.89
 North Dakota            1          86,552.70    0.03
 Ohio                   21       1,768,523.20    0.69
 Oklahoma               17       1,422,907.19    0.55
 Oregon                 17       2,159,756.89    0.84
 Pennsylvania           52       5,952,714.36    2.31
 South Carolina         79       6,270,421.78    2.43
 Tennessee              26       2,738,807.74    1.06
 Texas                  75       9,228,521.92    3.58
 Utah                   47       6,850,607.77    2.66
 Vermont                 3         349,217.47    0.14
 Virginia               35       7,292,079.19    2.83
 Washington             41       5,915,890.57    2.29
 Washington DC           8       1,695,362.27    0.66
 West Virginia           3         243,623.13    0.09
 Wisconsin               7         833,188.09    0.32
 Wyoming                 7         542,412.95    0.21

 TOTAL               1,851     257,874,237.80  100.00


Purpose of Mortgage Loans - Loan Group 2

                                            Aggregate         Percent of
                            Number Of       Principal         Aggregate
                            Mortgage         Balance          Principal
 Loan Purpose               Loans          Outstanding         Balance
 --------------             ---------    --------------     ------------
 Purchase                     919        129,382,298.63         50.17
 Refinance(Rate Or Term)      286         35,760,931.04         13.87
 Refinance(cash-out)          646         92,731,008.13         35.96

 TOTAL                      1,851        257,874,237.80        100.00



Documentation Programs for Mortgage Loans - Loan Group 2

                                            Aggregate   Percent of
 Type of                       Number Of    Principal    Aggregate
 Documentation                 Mortgage     Balance      Principal
 Program                       Loans        Outstanding   Balance
 -------------                 ---------    ----------- -----------
 Full/Alternate Documentation  1,310     172,790,927.68   67.01
 No Doc                           22       2,406,431.25    0.93
 No Ratio                         64      10,879,737.73    4.22
 Reduced Documentation           455      71,797,141.14   27.84

 TOTAL                         1,851     257,874,237.80  100.00



Type of Mortgage Properties - Loan Group 2

                                                Aggregate   Percent of
                                   Number Of    Principal    Aggregate
                                   Mortgage     Balance      Principal
Property Type                      Loans        Outstanding   Balance
-------------                      ---------    ----------- ------------
 2 unit                               69       9,815,568.24    3.81
 3 unit                               28       5,458,600.44    2.12
 4 unit                               16       2,849,920.70    1.11
 Cooperative Unit                     12       1,639,013.13    0.64
 High Rise Condominium                 5         814,669.86    0.32
 Low Rise Condominium                 76      10,731,850.04    4.16
 Manufactured Home                   298      24,965,595.81    9.68
 Planned Unit Development (PUD)      145      27,557,951.38   10.69
 Single Family or Deminimus PUD    1,178     171,157,061.39   66.37
 Townhouse                            24       2,884,006.81    1.12

 TOTAL                             1,851     257,874,237.80  100.00


Credit Levels for Mortgage Loans - Loan Group 2

                           Aggregate   Percent of
              Number Of    Principal    Aggregate
              Mortgage     Balance      Principal
 Credit Level Loans        Outstanding   Balance
 ------------ ---------    ----------- ----------
 1+             797     120,749,417.78   46.82
 1              566      79,765,889.62   30.93
 2              295      37,684,419.25   14.61
 3              151      16,148,966.54    6.26
 4               42       3,525,544.61    1.37

 TOTAL        1,851     257,874,237.80  100.00



Margin - Loan Group 2

                                           Aggregate   Percent of
                              Number Of    Principal    Aggregate
                              Mortgage     Balance      Principal
 Margin (%)                   Loans        Outstanding   Balance
 -----------                  --------     -----------  ---------
   4.751 to  5.000              209      35,516,209.14   13.77
   5.001 to  5.250                2         590,140.00    0.23
   5.251 to  5.500              555      81,482,284.34   31.60
   5.501 to  5.750              158      20,291,511.02    7.87
   5.751 to  6.000              224      30,954,949.29   12.00
   6.001 to  6.250              193      25,791,148.68   10.00
   6.251 to  6.500              164      21,118,026.00    8.19
   6.501 to  6.750               97      13,152,149.43    5.10
   6.751 to  7.000               88       9,998,727.09    3.88
   7.001 to  7.250               32       5,179,214.62    2.01
   7.251 to  7.500               66       7,443,232.82    2.89
   7.501 to  7.750                7       1,403,249.04    0.54
   7.751 to  8.000               32       2,764,823.23    1.07
   8.001 to  8.250                6         580,813.09    0.23
   8.251 to  8.500                7         498,356.82    0.19
   8.501 to  8.750                5         450,243.01    0.17
   8.751 to  9.000                3         335,964.42    0.13
   9.251 to  9.500                1          88,000.00    0.03
   9.501 to  9.750                1         116,195.76    0.05
   9.751 to 10.000                1         119,000.00    0.05

 TOTAL                        1,851     257,874,237.80  100.00

Next Adjustment Dates - Loan Group 2

                            Aggregate   Percent of
               Number Of    Principal    Aggregate
               Mortgage     Balance      Principal
 Months        Loans        Outstanding   Balance
 ----------    ---------    ----------- -----------
 February 2001     1         363,675.58    0.14
 April 2001        5       1,128,111.79    0.44
 May 2001          3         367,750.00    0.14
 June 2001         1         100,000.00    0.04
 March 2002        1          82,744.44    0.03
 April 2002        2          65,697.00    0.03
 May 2002          3         292,044.27    0.11
 June 2002        13       1,667,992.13    0.65
 July 2002        70      10,694,966.50    4.15
 August 2002     272      39,707,133.08   15.40
 September 2002  494      69,578,590.96   26.98
 October 2002    427      57,381,240.08   22.25
 November 2002   388      55,406,563.51   21.49
 December 2002    60       8,133,785.00    3.15
 May 2003          1          42,676.79    0.02
 June 2003         1         148,179.21    0.06
 July 2003         8       1,196,041.42    0.46
 August 2003      24       2,868,373.67    1.11
 September 2003   36       4,551,144.87    1.76
 October 2003     22       2,337,332.50    0.91
 November 2003    16       1,491,575.00    0.58
 December 2003     3         268,620.00    0.10

 TOTAL         1,851     257,874,237.80  100.00



Maximum Rates - Loan Group 2

                                           Aggregate   Percent of
                              Number Of    Principal    Aggregate
                              Mortgage     Balance      Principal
 Maximum Rates (%)            Loans        Outstanding   Balance
 -----------------            ---------    ----------- -----------
  14.751 to 15.000                2         242,943.24    0.09
  15.001 to 15.250                2         426,720.68    0.17
  15.251 to 15.500                7       1,036,836.92    0.40
  15.501 to 15.750               19       3,243,416.56    1.26
  15.751 to 16.000               49       7,930,108.79    3.08
  16.001 to 16.250               69      11,933,789.51    4.63
  16.251 to 16.500              111      19,319,321.25    7.49
  16.501 to 16.750              179      29,234,917.24   11.34
  16.751 to 17.000              240      35,216,919.57   13.66
  17.001 to 17.250              164      23,656,306.89    9.17
  17.251 to 17.500              216      29,559,939.32   11.46
  17.501 to 17.750              190      26,216,299.05   10.17
  17.751 to 18.000              132      16,213,423.66    6.29
  18.001 to 18.250              108      13,901,142.90    5.39
  18.251 to 18.500               96      12,358,948.55    4.79
  18.501 to 18.750               58       5,962,477.83    2.31
  18.751 to 19.000               54       7,462,876.34    2.89
  19.001 to 19.250               22       1,666,653.72    0.65
  19.251 to 19.500               45       5,362,795.02    2.08
  19.501 to 19.750               14       1,009,621.86    0.39
  19.751 to 20.000               23       2,066,417.94    0.80
  20.001 to 20.250               12         879,097.56    0.34
  20.251 to 20.500               34       2,639,231.84    1.02
  20.501 to 20.750                2         213,270.95    0.08
  20.751 to 21.000                1          45,464.41    0.02
  21.001 to 21.250                1          29,176.78    0.01
  21.251 to 21.500                1          46,119.42    0.02

 TOTAL                        1,851     257,874,237.80  100.00



--------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 13,2000 and the Prospectus Supplement dated November 16, 2000, of IndyMac ABS, Inc., relating to its Asset-Backed
         Certificates, Series 2000-C.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              IndyMac ABS, Inc.



                                              By:  /s/ Blair Abernathy
                                                   --------------------------
                                                   Blair Abernathy
                                                   President

Dated:  December 21, 2000